Exhibit 99.1


Certain statements contained herein constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements are identified by words such as "intends," "anticipates," "believes," "expects" and "hopes" and include, without limitation, statements regarding the Company's plan of business operations, future financings and completion of certain transactions. Factors that could cause actual results to differ materially include, among others, the following: acceptability of the Company's services in the market place, succesful receipt of financing, general economic conditions, competition and decisions of third parties over which the Company has no control. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.



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[[Graphic image of Vitro Diagnostics, Inc. logo and
"Naturally Pure Therapeutics(TM)" 1999]]


ANNUAL MEETING OF SHAREHOLDERS
December 1, 2000
Presented by Dr. Jim Musick President and CEO



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Agenda:
     Who we are
     What we've accomplished
     Plans for the future



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Who We Are

Vitro's mission:
     We create proprietary therapeutic products which provide breakthrough medical benefits to patients and/or significant cost savings to the healthcare system



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Who We Are

Vitro's vision:
     To become a major producer of products to treat human infertility, and the world leader in the creation of new medical products from cell immortalization

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


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Who We Are

Vitro's Values:
     We value people
     We value innovation
     We value persistence
     We value excellence



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Who We Are

Vitro values people and will always treat them as we want to be treated ourselves, because:

     People (all of us) are people
     People (our shareholders)allow us the opportunity to produce
     People (our employees) produce products
     People (our patients) need and benefit from our products
     People (our customers) pay for our products



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What We've Accomplished
Restructuring in summer 2000

     New executive management team
     Spun-off antigen business
     Erased all debt
     Significantly increased available cash
     Attracted exceptional outside Board members



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What We've Accomplished

Established fertility product pipeline
     VITROPINtm
     VITROPIN-Ctm
     VITROJECTtm
     VITROCELLtm



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What We've Accomplished

Breakthrough cell immortalization technology
     Natural therapeutics:
     VITROCELL (tm)
     Other cell line products

  Cells for:
           Drug discovery
           Cell transplantation
           Artificial organs

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


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What We've Accomplished
Milestone achievements:
    First patent issued

     Three patents filed
     NIH grant awarded
     Submission to FDA
     Strategic alliance contract



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What We're Planning
Strategy
Increase shareholder value by:
     1.  Leveraging technology through:
           Strategic alliances
           Partnering
           Licensing
           Sale of assets



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What We're Planning
Strategy - continued

Increase shareholder value by:
     2.  Conservative cash management
     3.  Utilizing world-class scientific advisors:
           Pat Sluss, Ph.D.
           Michael Hanson
           Ken Faber, M.D.
           Gary Gammerman, M.S., J.D.,
           Pam Melon, Ph.D.



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What We're Planning
Strategy - continued

Increase shareholder value by:
     Concentrating on commercially attractive projects
         Treatments for infertility
         Alzheimer's disease
         Type I diabetes
         Parkinson's disease & ALS
         Generation of `naturally derived' artificial organs
         Spinal cord injury
         (Markets Addressed:  >> $5 Billion)

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


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Summary

     Vitro is on a significantly different course
     Vitro management and governance has been re-vitalized
     Vitro's first drug product is through R&D
     Vitro products are:
         Unique
         Address substantial markets



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Summary

    Vitro Shareholders should experience ever increasing value in their holdings

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 VITRO DIAGNOSTICS, INC.


Date: December 1, 2000                      By:  /s/ James R. Musick
                                                 -------------------------
                                                James R. Musick, President and
                                                Chief Executive Officer

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